                                                                   EXHIBIT 10.16


     NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH WARRANT OR SECURITIES UNDER THE ACT, OR DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE STATE OF WASHINGTON OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 21.20.320 OF THE REVISED CODE OF WASHINGTON OR SUCH PROVISIONS OF THE CORPORATIONS CODE OF ANY OTHER SUCH STATE. THE RIGHTS OF THE HOLDER OF THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

Warrant CSW-1                                                  December 17, 1999

                              ENCODING.COM, INC.

                         COMMON STOCK PURCHASE WARRANT

     1.   Issuance; Number of Shares; Purchase Price.  Subject to the terms and
          ------------------------------------------
conditions hereinafter set forth, Valley Media, Inc., a Delaware corporation (the "Purchaser"), is entitled to purchase from Encoding.com, Inc., a Delaware
      ---------
corporation (the "Company"), at any time after the date hereof up to 650,000
                  -------
shares of fully paid and non-assessable Common Stock of the Company (the "Warrant Common Stock") at a purchase price of $10.00 per share (as adjusted
 --------------------
pursuant to the terms hereinafter set forth) upon surrender of this Warrant at the principal office of the Company and, at the election of the holder hereof, upon either (a) payment of the aggregate purchase price for the number of shares for which this Warrant is to be exercised at said office in cash or by check, or
(b) tender of a notice as provided in the net issue exercise provisions of
Section 6(b) hereof. The purchase price of one share of Warrant Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) payable from time to time upon the exercise of this Warrant (whether such price be the price specified above or an adjusted price determined as hereinafter set forth) shall be referred to herein as the "Warrant Price." Any shares of Common Stock
        -------------
issuable upon exercise of this Warrant (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) shall be referred to herein as the "Warrant Shares."
                                    --------------

     2.   Adjustment of Warrant Price and Number of Shares.  The number and kind
          ------------------------------------------------
of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (a) Adjustment for Dividends in Stock or Other Securities or Property.
              -----------------------------------------------------------------
In case at any time or from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time issuable upon the exercise of this Warrant) shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (b) and (c) of this Section 2.

          (b) Adjustment for Reclassification, Reorganization or Merger.  In
              ---------------------------------------------------------
case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraphs (a) and (c) of this Section 2, and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

          (c) Stock Splits and Reverse Stock Splits.  If at any time on or after
              -------------------------------------
the date hereof the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

     3.   No Fractional Shares.  No fractional shares of Common Stock will be
          --------------------
issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined pursuant to Section 6(b)(ii) below.

     4.   No Stockholder Rights.  This Warrant shall not entitle its holder to
          ---------------------
any of the rights of a stockholder of the Company.

     5.   Reservation of Stock.  The Company covenants that during the period
          --------------------
this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     6.   Exercise of Warrant.
          -------------------

          (a)  Method of Exercise.  This Warrant may be exercised by the holder
               ------------------
hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A) at the
                                                             ---------
principal office of the Company, accompanied by payment to the Company, in cash or by check, of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date and in any event within five (5) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above, and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the portion of the shares of Common Stock, if any, with respect to which this Warrant shall not have been exercised, shall also be issued to the holder hereof. The shares of Common Stock issuable upon exercise hereof shall, upon their issuance, be fully paid and nonassessable.

          (b)  Net Issue Exercise.
               ------------------

               (i) In lieu of exercising this Warrant in the manner provided in
Section 6(a) above, the holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election (in the form attached hereto as Exhibit A-1) in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

                     X = Y (A - B)
                            A

Where          X  =  The number of shares of Common Stock to be issued to holder.

               Y  =  The number of shares of Common Stock that may be acquired on the exercise of this Warrant (at the date of such calculation).

               A  =  The fair market value of the Common Stock (at the date of such calculation).

               B  =  The Warrant Price (as adjusted to the date of such
                     calculation).

               (ii) For purposes of this Section 6(b), fair market value of the Common Stock shall mean the average of the closing bid and asked prices of the Common Stock quoted in the over-the-counter market summary or the closing price quoted by the Nasdaq National Market or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the business day prior to the date of determination of fair market value. If the Common Stock is not traded over-the-counter, on the Nasdaq National Market or on an exchange, the fair market value shall be the price per share as determined in good faith by the Company's Board of Directors.

     7.   Certificate of Adjustment.  Whenever the Warrant Price or number or
          -------------------------
type of securities issuable upon exercise of this Warrant is adjusted as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

     8.   Replacement of Warrant.  On receipt of evidence reasonably
          ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9.   Termination.  This Warrant (and the right to purchase securities upon
          -----------
exercise hereof) shall terminate upon the close of business on December 17, 2000.

     10.  Notices of Record Date, Etc.  In the event of:
          ---------------------------

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company.

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least thirty
(30) and no more than ninety (90) days prior to the date specified in such notice on which any such action is to be taken. The Company shall deliver to Purchaser a copy of the preliminary prospectus with respect to the initial public offering of its Common Stock promptly after it becomes available.

     11.  Transfers.
          ---------

          (a) Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of
(i) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect, or
(ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

          (b) Subject to the provisions of Section 11(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company provided, however, that this Warrant may not be transferred in part unless the transferee acquires the right to purchase at least 100,000 shares (as adjusted pursuant to Section 2) hereunder.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Purchaser as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

          (d) The Company will maintain a register containing the names and addresses of the registered holder of this Warrant. The registered holder may change such registered holder's address as shown on the warrant register by written notice to the Company requesting such change.

     12.  No Impairment.  The Company will not, by amendment of its Certificate
          -------------
of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereto.

     13.  Successors and Assigns. This Warrant shall be binding upon the
          ----------------------
Company's successors and assigns and shall inure to the benefit of the Holder's successors and assigns.

     14.  Market Stand-Off Agreement.  Holder hereby agrees that, during the
          --------------------------
period of duration (up to, but not exceeding, 180 days; provided, however with respect to the first registered offering following the initial public offering, such period shall be no more than 90 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:
                                                   --------  -------

          (a) such agreement shall be applicable only to (i) the initial public offering and (ii) the first such registered offering following the initial public offering during the one-year period following the date of the final prospectus distributed pursuant to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

          (b) all officers and directors of the Company and all one-percent securityholders (whether or not pursuant to this Agreement) enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Warrant Shares until the end of such period, and Holder agrees that, if so requested, Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 14.

          Notwithstanding the foregoing, the obligations described in this
Section 14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

     15.  Miscellaneous.  This Warrant shall be governed by the laws of the
          -------------
state of Washington without regard to its conflicts of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing. If any provision of this Warrant shall be held to be unenforceable by a court of competent jurisdiction, that provision shall be limited or eliminated to the minimum extent necessary so this Warrant shall otherwise remain in full force and effect and enforceable.

     ISSUED this 17/th/ day of December 1999.


                                        ENCODING.COM, INC.

                                        /s/ David C. Bullis
                                        __________________________
                                        Dave Bullis, President


AGREED AND ACKNOWLEDGED


VALLEY MEDIA, INC.

By: /s/ Sachin Adarkar
   _____________________

Title: General Counsel
      __________________

Date: December 17, 1999
     ___________________


                        [SIGNATURE PAGE TO COMMON STOCK
                               PURCHASE WARRANT]

                                   Exhibit A

                              NOTICE OF EXERCISE



     To:   Encoding.com, Inc.
           Times Square Building
           414 Olive Way, Suite 300
           Seattle, WA 9810
     Attn: Chief Financial Officer


     1. The undersigned hereby elects to purchase _________ shares of Common Stock of Encoding.com, Inc. pursuant to Section 6(a) of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below

               Name: ________________________________

               Address: _____________________________

                        _____________________________

                        _____________________________


                              ______________________________________
                                              (Signature)

___________________________
            (Date)

                                  Exhibit A-1

                              NOTICE OF EXERCISE


     To:   Encoding.com, Inc.
           Times Square Building
           414 Olive Way, Suite 300
           Seattle, WA 9810
     Attn: Chief Financial Officer

     1. The undersigned hereby elects to purchase _________ shares of Common Stock of Encoding.com, Inc. (the "Elected Shares") pursuant to Section 6(b) of the attached Warrant.

     2. Please issue a certificate or certificates representing the Elected Shares less such number of shares as has an aggregate value equal to the purchase price of the Elected Shares (as calculated pursuant to Section 6(b) of the attached Warrant) in the name of the undersigned or in such other name or names as are specified below

               Name: ___________________________

               Address: ________________________

                        ________________________

                        ________________________


                              _________________________________
                                         (Signature)

_____________________________
            (Date)

                                   Exhibit B

                                ASSIGNMENT FORM
                                ---------------


     FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

     Name of Assignee                   Address                No. of Shares
     ----------------                   -------                -------------

Dated: ________________________   Signature: ____________________________

                                             ____________________________

                                   Witness:  ____________________________